AFL-CIO Housing Investment Trust
Helping Build America - The Union Way

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Since inception, the HIT has invested $11.2 billion and its subsidiary Building America CDE has awarded $123 million in tax credits to help finance 502 projects with total development investment of $18.9 billion. These projects have built or preserved over 109,200 housing units and created an estimated 166 million hours of union construction work.*

The HIT has created an estimated 176,100 jobs across all industries, and 82,260 jobs for local Building Trades members. These projects also created an estimated $5.6 billion in wages and benefits for Building Trades members*. A list of the 15 trades and the jobs and hours per trade are outlined on the back.

Economic and Fiscal Impacts of the HIT-Financed Projects in the United States
Since Inception*
$28.7B total economic benefits

$11.2B personal income, $5.6B for union construction workers

176,120 total jobs across industry segments, 340.3M hours of work

82,260 union construction jobs, 165.6M hours of work

$1.2B state and local tax revenue generated

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s subsidiary Building America. Data current as of June 30, 2018. Since inception dates from 1984 - June, 2018. In 2017 dollars.

JULY 2018

AFL-CIO Housing Investment Trust Helping Build America - The Union Way

Jobs Created by Trade Since Inception*

TRADE TYPE	Hours	Jobs
Asbestos and Insulation	2,152,315	1,069
Boilermakers	1,655,627	822
Bricklayers (Incl. Tile Setters)	11,258,263	5,594
Cement Masons	6,291,382	3,126
Carpenters	29,966,848	14,890
Electrical Workers	24,834,405	12,339
Elevator Constructors	827,813	411
Ironworkers	4,966,881	2,467
Laborers	20,695,337	10,283
Operating Engineers	5,794,694	2,880
Painters	13,245,016	6,581
Plumbers	18,211,897	9,049
Roofers	5,629,132	2,796
Sheet Metal Workers	5,132,444	2,550
Teamsters	2,483,440	1,234
Other	12,417,202	6,171

TOTAL ALL TRADES	165,562,697	82,263

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s subsidiary Building America. Data current as of June 30, 2018. Since inception dates from 1984 - June, 2018.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

JULY 2018